UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 10, 2009

STELLAR RESOURCES, LTD.
(Exact name of registrant as specified in its charter)

Nevada	0-51400	98-0373867
(State or jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

375 N. Stephanie Street, Suite 1411, Las Vegas, Nevada	89014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	702-547-4614

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 . 14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240 . 13e-4(c))

Item 502.     Departure of Directors or Principal Officers: Election of Directors: Appointment of Principal Officers.

(b)     Resignation of Officers and Directors

Effective December 6, 2009, Stellar Resources, Ltd. (the “Company”) received written resignation from Mr. Lee Balak wishing to resign his position as a Director and Officer of the Company.  Mr. Balak’s resignation is for personal reasons to pursue his business interest in the public market sector.  A copy of Mr. Balak’s Resignation is attached hereto as Exhibit 17.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
17	Resignation
99.1	News Release dated December 10, 2009

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of December, 2009.

STELLAR RESOURCES, LTD.

By:          /s/ Luigi Rispoli, President,
Chief Executive Officer, Chief
Financial Officer
a member of the Board of Directors

By:          /s/ Michael Rezac
a member of the Board of Directors